CornerCap Balanced Fund	CornerCap Small-Cap Value Fund

CornerCap
Emerging Growth Fund

PROSPECTUS
 July 30, 2001

The CornerCap Group of Funds currently offers three separate series representing separate portfolios of investments: the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund, and the CornerCap Emerging Growth Fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS SUMMARY	INVESTMENT OBJECTIVES AND STRATEGY

WHAT DO LARGE-, MID-, SMALL, and MICRO-CAP MEAN?

The capitalization ("cap") of a company refers to the value of its outstanding securities. You can calculate a company’s capitalization by multiplying the number of its outstanding shares by the current market price of those shares. The largest publicly traded stocks have a market capitalization of over $250 billion while the smallest publicly traded stocks may have a market capitalization of under $50 million. The Funds define large-, mid-, and small-cap as follows:
Large-cap: A large-cap stock has a market capitalization of at least $5 billion.
Mid-cap: A mid-cap stock has a market capitalization of at least $2 billion.
Small-cap: A small-cap stock has a market capitalization under $2 billion.
Micro-cap: A micro-cap stock is among the smallest of traded stocks, typically with market capitalizations of under $300 million.

OBJECTIVES AND PRINCIPAL STRATEGY OF THE BALANCED FUND: The Balanced Fund’s investment objective is to obtain long-term capital appreciation and current income. To meet its investment objective, the Balanced Fund typically invests between 50% and 70% of its assets in equity securities, such as common stocks, preferred stocks, and convertible securities. Although the Fund may invest in companies of any size, the Fund invests primarily in the common stock of large-cap and mid-cap domestic companies which the Funds’ advisor, CornerCap Investment Counsel, Inc. (“Advisor”), believes to have above-average growth potential.

The  Advisor selects these securities from among approximately 1,500 issues ranked according to several fundamental factors using the Advisor’s proprietary models. Three of the most important factors in the Advisor’s model are the following:
    relative price/earnings ratio
    earnings growth rates
    cash flow measurements

Although the exact percentage varies in accordance with economic and market conditions, the Fund balances its equity investments by typically investing between 20% and 40% in fixed income securities, such as obligations of the United States government, corporate securities including bonds and notes, and mortgage-backed and other asset-backed securities. The Fund may invest in fixed income securities of any maturity. In addition, the Balanced Fund may hold cash and cash equivalents.

OBJECTIVES AND PRINCIPAL STRATEGY OF THE SMALL-CAP VALUE FUND: The Small-Cap Value Fund’s investment objective is to obtain long-term capital appreciation. A secondary objective is to generate income from dividends or interest on securities. To meet its investment objectives, the Small-Cap Value Fund normally invests more than 90% of its assets in equity securities of domestic and foreign issuers, such as common stocks, preferred stocks, and convertible securities. Although the Fund may invest in companies of any size, the Fund invests primarily in the common stock of small-cap and mid-cap domestic companies which the  Advisor believes to have above-average growth potential.

The  Advisor selects these securities from among approximately 1,500 issues ranked according to several fundamental factors using the Advisor’s proprietary models. Three of the most important factors in the Advisor’s model are the following:
    relative price/earnings ratio
    earnings growth rates; and
    cash flow measurements

Assets of the Small-Cap Value Fund not invested in equity securities may be invested in short-term U.S. Government obligations or cash equivalent instruments.

OBJECTIVES AND PRINCIPAL STRATEGY OF THE EMERGING GROWTH FUND: The Emerging Growth Fund’s investment objective is to obtain long-term capital appreciation. To meet its investment objectives, the Emerging Growth Fund will normally invest more than 90% of its assets in equity securities such as common stocks, preferred stocks, and convertible securities. Although the Fund may invest in companies of any size, it will invest primarily in the common stock of domestic small-cap and micro-cap companies which the Advisor believes to have above-average growth potential. The micro-cap securities may or may not be listed on the major exchanges.

The  Advisor will select securities based on research which emphasizes revenue growth and momentum. Other factors that will be considered include the following:

    changes in quarter-to-quarter earnings and cash flow,
    movements in stock price,
    a stock’s liquidity,
    management ownership of a stock, and
    how a company’s growth is funded.

Assets of the Emerging Growth Fund not invested in equity securities are typically invested in short-term U.S. Government obligations or cash equivalent instruments.

SUMMARY: PRINCIPAL RISKS OF THE FUNDS

Like any investment, an investment in any of the Funds may lose money. Individual companies and sectors of the economy present their own set of unique risks which may cause the Funds to underperform the overall stock or bond markets. Because of the risks associated with investments in securities, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term stock market movements.

Accordingly, you should understand the principal risks of investing in the Funds, some of which are set forth  in the facing column.

PRINCIPAL RISKS OF INVESTING IN ALL THE FUNDS

EQUITY SECURITY INTEREST RATE RISK: An increase in interest rates may lower the present value of a company’s future earnings stream. Because the market price of a stock continuously changes based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

MARKET RISK: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions. Regardless of any one company’s particular prospects, a declining stock market may produce a decline in stock prices for all companies. Stock market declines may continue for an indefinite period of time, and investors should understand that from time to time during temporary or extended bear markets, the value of the Funds may decline.

BUSINESS AND ECONOMIC RISK: Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries, or other companies within that industry. For example, many industries and companies rely heavily on one type of technology. If this technology becomes outdated, or ceases to be cost-effective, industries and companies that rely on the technology may become unprofitable while companies outside the industry may not be affected at all.

POLITICAL RISK: The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry. For example, during the past few years, electric and gas utility sectors of the economy have been moving towards deregulation and open price competition. In this new environment, some companies will make a successful transition into, and prosper under, deregulation, and other companies will mismanage the process and do poorly.

ADDITIONAL PRINCIPAL RISK OF AN INVESTMENT IN THE SMALL-CAP VALUE AND EMERGING GROWTH FUND

SMALL COMPANY RISK: Stocks of smaller companies may have more risks than larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. Further, there is typically a smaller market for the securities of a small-cap company than for the securities of a large company. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

ADDITIONAL PRINCIPAL RISK OF AN INVESTMENT IN THE EMERGING GROWTH FUND

The small company risks are especially prominent in the Emerging Growth Fund which invests almost exclusively in the smallest of traded stocks. Investments in micro-cap stocks tend to be volatile and highly speculative. Investors should be able to bear the economic risks of the investment, including incurring substantial losses.

In addition to investments in micro-cap stocks, the Emerging Growth Fund may occasionally make private investments, where a portion of the Fund’s assets are invested in a private placement for the purpose of acquiring a significant portion of a company’s stock. The Advisor will carefully monitor these investments, but they are very high-risk, and may result in a substantial or complete loss of the amounts invested.

ADDITIONAL RISKS OF AN INVESTMENT IN THE BALANCED FUND

BOND INTEREST RATE RISK: Bond prices will rise when interest rates fall, and will decline when interest rates rise. These fluctuations in bond prices will be more marked with respect to long-term bonds than with respect to short-term bonds. In addition, the prices of lower coupon bonds are generally more volatile than higher coupon bonds of the same approximate maturity and quality.

CREDIT RISK: Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their bonds when due. Additionally, bond issuers may be unable to repay the principal upon maturity of their bonds. These sorts of "credit risks," reflected in the credit ratings assigned to bond issues by companies like Moody’s or Standard & Poor’s, may cause the price of an issuer’s bond to decline, and may affect liquidity for the security. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings, reflecting the relatively greater risk of bonds with lower credit ratings.

HISTORICAL PERFORMANCE OF THE FUNDS

The bar charts and tables shown below provide an indication of the risks of investing in the Funds by showing changes in the Funds’ performance from year to year and by showing how the Funds’ average annual returns for 1, 5, and 10 years compare to those of a broad-based securities market index.

Balanced Fund			Small-Cap Value Fund				Emerging Growth Fund

Year-by-year total return as of 12/31 each year (%)[1]			Year-by-year total return as of 12/31 each year (%)[2]				Year-by-year total return as of 12/31 each year (%)*[3]
1Year-to-date total return as of the most recent fiscal quarter (ended 6/30/01) is 1.8%.			2Year-to-date total return as of the most recent fiscal quarter (ended 6/30/01) is 17.0%.				3Year-to-date total return as of the most recent fiscal quarter (ended 6/30/01) is -5.9%.
Best Quarter: 4th Qtr. 1998 9.2% Worst Quarter: 1st Qtr. 2000 -6.5%			Best Quarter: 1st Qtr. 1989 17.2% Worst Quarter: 3rd Qtr. 1998 -17.8%				Best Quarter: 4th Qtr. 1999 20.2% Worst Quarter: 3rd Qtr. 1998 -24.5%
Average annual total return as of 12/31/00			Average annual total return as of 12/31/00				Average annual total return as of 12/31/00*
	1 Year	Since Inception		1 Year	5 Year	10 Year		1 Year	Since Inception
Balanced Fund	2.5%	6.5%	Small-Cap Value Fund	11.8%	11.9%	11.0%	Emerging Growth Fund	-23.3%	2.0%
* Russell 1000 Value Index [a] * Combined Index Portfolio (60% Stocks and 40% Bonds)[b]	-8.8% -1.2%	14.3% 11.8%	Russell 2000 Value Index[c]	22.9%	12.6%	17.6%	Russell 2000 Growth Index[d]	-22.4%	6.9%

    The Russell 1000 Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.
    The Balanced Fund has elected to balance the comparative index -- 60% the Russell 1000 Value Index and 40% the Lehman Brothers Government/Corporate Bond Index. The Russell 1000 Value Index measures the performance of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers Government/Corporate Bond Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.
    The Russell 2000 Value Index measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.
    The Russell 2000 Growth Index measures the 2,000 smallest of the 3,000 largest U.S. companies (based on total market capitalization) that have higher price-to-book ratios and higher forecasted growth values.

*

The performance figures include figures for the Cornerstone Microcap Fund, L.P., a private, unregistered fund which transferred all its assets to the Emerging Growth Fund on July 27, 2000. The Cornerstone Microcap Fund was managed by the same Advisor as the Emerging Growth Fund. It pursued the same objectives and employed the same strategies as the Emerging Growth Fund.

SUMMARY OF FUND EXPENSES	The purpose of the tables below is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder of each Fund.

SHAREHOLDER FEES
Shareholder Fees are fees paid directly from your investment

The Funds do not charge any sales charges or sales loads. If you buy or sell shares indirectly through a broker instead of directly from the Funds, you may be charged a fee by the broker .

Emerging Growth Fund’s Redemption Fee 2.00%*

ANNUAL OPERATING EXPENSES
		BALANCED FUND	SMALL-CAP VALUE FUND	EMERGING GROWTH FUND
Annual Operating Expenses are expenses that are deducted from Fund assets	Management Fee Other Expenses Total Expenses	1.00% 0.30% 1.30%	1.00% 0.50% 1.50%	1.40% 0.50% 1.90%

Note: The annual operating expenses listed above are expressed as a percentage of average daily net assets

* The Emerging Growth Fund charges a 2.00% redemption fee. The redemption fee applies to all redemptions (sales or exchanges) made within one year of purchase; it is deducted from redemption proceeds, and retained by the Fund, not the Advisor. The redemption fee will also apply to shares held for more than one year, but not if you give the Advisor at least 30 days notice of your intent to redeem. The fee will not apply if you hold your shares for more than one year and give the Fund 30 days notice of your intent to redeem.

What this example will show you: The example to the right is intended to help you compare the costs of investing in the Funds to the costs of other mutual funds.

Note: The rate of return used in the example is hypothetical and should not be considered a representation of either Fund’s past or future performance.

EXAMPLE OF FUND EXPENSES

The example below assumes that you invest $10,000 in either of the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                     1 Year     3 Years    5 Years    10 Years

BALANCED FUND                                                   $132         $412           $713          $1,568
 SMALL-CAP VALUE FUND                                   $153         $474          $818          $1,791
EMERGING GROWTH FUND                                $393         $597           ------            ------

The actual expenses associated with the Funds may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the Funds’ financial performance for the time periods indicated. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment** in the Fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights tables has been audited by the Funds’ independent accountants, Tait, Weller and Baker, whose report, along with the Fund’s financial statements are incorporated by reference into the prospectus from the Funds’ Annual Reports to Shareholders.

SMALL-CAP VALUE FUND

The following are selected per share data and ratios for the Small-Cap Value Fund for each of the previous five fiscal years ended March 31.

Results for the Periods Indicated:	Years Ended March 31:
	2001	2000	1999	1998	1997

Net Asset Value, Beginning of Period	$8.87	$9.56	$14.85	$11.68	$9.81
Income From Investment Operations:
Net Investment Income (Loss)	.06	.06	.04	.21	0.02
Net Gains (Losses) on Securities (both realized and unrealized)	1.96	.46	(3.85)	5.05	1.93
Total From Investment Operations	2.02	.52	(3.81)	5.26	1.95
Less Distributions:
Dividends from Net Investment Income	-	(.06)	-	(.22)	(.01)
Distributions from Capital Gains	(.09)	(1.15)	(1.48)	(1.87)	(.07)
Total Distributions	(.09)	(1.21)	(1.48)	(2.09)	(.08)
Net Asset Value, End of Period	$10.80	$8.87	$9.56	$14.85	$11.68
Total Return	22.91%	5.30%	(25.98)%	47.69%	19.94%

Ratios/Supplemental Data:

	2001	2000	1999	1998	1997
Net Assets, End of Period (thousands)	$11,134	$11,492	$12,090	$17,942	$12,856
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.56%	1.71%
Ratio of Net Income to Average Net Assets		.53%	.23%	.17%	0.19%
Portfolio Turnover Rate	62.13%	37.13%	39.16%	48.82%	37.13%

BALANCED FUND

The following are selected per share data and ratios for the Balanced Fund for the periods indicated since it began operations May 24, 1997, following a reorganization of The Atlanta Growth Fund, Inc., which resulted in the Balanced Fund assuming certain assets and liabilities of The Atlanta Growth Fund, Inc.

Results for the Periods Indicated:	Years Ended March 31
	2001	2000	1999	May 31, 1997 to March 31, 1998*	May 24, 1997 to May 31, 1997*

Net Asset Value, Beginning of Period	$10.71	$11.62	$12.21	$32.99	$33.20
Income From Investment Operations:
Net Investment Income (Loss)	.40	.36	.21	0.24	0.01
Net Gains (Losses) on Securities (both realized and unrealized)	.54	(.66)	(.26)	2.20	(0.22)
Total From Investment Operations	.94	(.30)	(.05)	2.44	(0.21)
Less Distributions:
Dividends from Net Investment Income	(.34)	(.37)	(.07)	(0.19)	-
Distributions from Capital Gains	(.03)	(.24)	(.47)	(23.03)	-
Total Distributions	(.37)	(.61)	(.54)	(23.22)	-
Net Asset Value, End of Period	$11.28	$10.71	$11.62	$12.21	$32.99
Total Return	8.91%	(2.89)%	(.46)%	19.13%	(0.60%)

Ratios/Supplemental Data:

	2001	2000	1999	May 31, 1997 to March 31, 1998	May 24, 1997 to May 31, 1997

Net Assets, End of Period (thousands)	$4,496	$4,430	$4,498	$2,294	$2,093
Ratio of Expenses to Average Net Assets	1.30%	1.32%	1.30%	1.53%**	2.00%**
Ratio of Net Income to Average Net Assets	3.03%	3.16%	2.91%	2.80%**	4.50%**
Portfolio Turnover Rate	24.82%	16.38%	38.47%	13.38%	98.90%

*

The Balanced Fund initially had a fiscal year ending on May 31, 1997. The Balanced Fund’s fiscal year was changed after the May 31, 1997 fiscal year to end March 31 to correspond to the fiscal year of the CornerCap Funds.

**	Annualized.

Per share amounts in the table above have been adjusted to reflect a one-for-four reverse stock split effective June 30, 1997. On June 14, 1997, a capital gain distribution of $22.91 per share ($5.73 per share on a pre-split basis) was paid to shareholders. The net asset value per share on June 30, 1997, after the payment of the capital gain distribution and the effect of the one-for-four reverse split, was $10.86 per share. Fee waivers reduced the expense ratio and increased the net investment income ratio by 1.25% in 1998.

EMERGING GROWTH FUND

The following are selected per share data and ratios for the Emerging Growth Fund for the period July 27, 2000 to March 31, 2001:

Results for the Period Indicated:

July 27, 2000* to March 31, 2001

Net Asset Value, Beginning of Period	$13.26
Income From Investment Operations:
Net Investment Income (Loss)	(0.11)
Net Gains (Losses) on Securities (both realized and unrealized)	(4.11)
Total From Investment Operations	(4.22)
Less Distributions:
Dividends from Net Investment Income
Distributions from Capital Gains
Total Distributions
Net Asset Value, End of Period	$9.04
Total Return	(31.83)%

July 27, 2000* to March 31, 2001

Ratios/Supplemental Data:

Net Assets, End of Period (thousands)	$3,429
Ratio of Expenses to Average Net Assets	1.90%
Ratio of Net Income to Average Net Assets	(1.30%)
Portfolio Turnover Rate	34.20%

*  Commencement of operations.

THE FUND IN DETAIL
OBJECTIVES, STRATEGY AND
ADDITIONAL RISKS

An investment in any one of the Funds cannot be considered a complete investment program. An investor’s needs will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Funds to be an appropriate investment vehicle.

BALANCED FUND

INVESTMENT OBJECTIVE: The Balanced Fund’s investment objective is to obtain long-term capital appreciation and current income.

INVESTMENT STRATEGY: To achieve its objective, the Balanced Fund normally will invest 50% to 70% of its total assets in equity securities of domestic and foreign issuers and between 20% and 40% of its total assets in fixed income securities, such as bonds or money market securities. The Advisor has chosen to allocate the Balanced Fund’s assets in this manner because it believes that the objective of long-term capital appreciation and current income will be maximized by placing primary emphasis on equity securities. Equity securities have historically provided long-term investors with higher total returns than most fixed income securities. However, in the short-term (i.e., less than 5 years), fixed income securities or money market instruments may provide higher returns than equity securities.

The equity securities in which the Balanced Fund may invest typically will consist of common stocks, preferred stocks, or convertible securities. The Fund invests primarily in common stock of large-cap and mid-cap companies which the Advisor believes have above-average growth potential. Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter.

The Balanced Fund may also invest in fixed income securities such as obligations of the United States government, corporate securities including bonds and notes, and mortgage-backed and other asset-backed securities. These fixed income securities may have varying dates of maturity and the average date of maturity may vary depending on market and economic conditions.

The Advisor will seek out issuers of equity securities who demonstrate the prospect for above average growth of earnings and dividends. Above average growth refers to the actual or potential ability of an issuer to increase its earnings and dividends at a rate greater than the average growth rate of the broad market averages. The  Advisor selects securities from among approximately 1,500 issues ranked according to several fundamental factors using the Advisor’s proprietary models. Among other fundamental factors, the Balanced Fund and the Advisor will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

          1.      relative price/earnings ratio;

          2.      earnings growth rates; and

          3.      cash flow measurements.

The Advisor will also consider other factors, such as diversification and risk, and purchases will be made only if they can be made at prices which, in the judgment of the Advisor, create the possibility of additional growth in capital.

The Fund will sell securities when the Advisor determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Fund, or to raise cash.

The Balanced Fund will only invest in those corporate obligations, including convertible securities, that in the opinion of the Advisor exhibit the investment characteristics described by Moody’s in rating corporate obligations within its four highest ratings of Aaa, Aa, A and Baa, and by S&P in rating corporate obligations within its four highest ratings of AAA, AA, A and BBB.

The Balanced Fund does not require that its investments in corporate obligations actually be rated by Moody’s or S&P. Should the rating or quality of a corporate obligation decline after purchase by the Balanced Fund, the Advisor will reconsider the advisability of continuing to hold such obligations. There can be no assurance that the Balanced Fund will achieve its objective.

SMALL-CAP VALUE FUND

INVESTMENT OBJECTIVE: The Small-Cap Value Fund’s primary investment objective is to obtain long-term capital appreciation. Income from dividends or interest on portfolio securities is a secondary objective.

INVESTMENT STRATEGY: To achieve its objectives, the Small-Cap Value Fund will invest at least 65% of its assets in equity securities having the characteristics described below, and it is expected that under normal circumstances the Small-Cap Value Fund will be over 90% invested in equity securities. The Fund invests primarily in domestic stocks of small-cap and mid-cap companies, which the Advisor believes have above-average growth potential. The remainder of the portfolio may be invested in short-term United States government obligations or cash-equivalent instruments.

The equity securities in which the Small-Cap Value Fund may invest typically will consist of common stocks, preferred stocks, or convertible securities. Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter.

The Advisor  will seek out issuers of small-cap and mid-cap equity securities who demonstrate the prospect for above-average growth of earnings and dividends.

Above-average growth refers to the actual or potential ability of an issuer to increase its earnings and dividends at a rate greater than the average growth rate of the broad market averages. Among other fundamental factors, the Small-Cap Value Fund and the Advisor will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

          1.      relative price/earnings ratio;

          2.      earnings growth rates; and

          3.      cash flows in excess of expenditures.

The Advisor will also consider other factors such as diversification and risk, and purchases will be made only if they can be made at prices which, in the judgment of the Advisor, create the possibility of additional growth in capital. There can be no assurance that the Small-Cap Fund will achieve its objective.

The Fund will sell securities when the Advisor determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Fund, or to raise cash.

EMERGING GROWTH FUND

INVESTMENT OBJECTIVE: The Emerging Growth Fund’s investment objective is to obtain long-term capital appreciation.

INVESTMENT STRATEGY: The Emerging Growth Fund will normally invest more than 90% of its assets in equity securities such as common stocks, preferred stocks, and convertible securities. Although the Fund may invest in companies of any size, it will invest primarily in the domestic common stock of small-cap and micro-cap companies which the Advisor believes to have above-average growth potential. The micro-cap securities may or may not be listed on the major exchanges.

The Advisor will select securities based on research which will emphasize revenue growth and momentum. Other factors that will be considered include the following:

  changes in quarter to quarter earnings and
  cash flow,
  movements in stock price,
  a stock’s liquidity,
  management ownership of a stock, and
  how a company’s growth if funded.

Trading costs are expected to be a significant factor in maximizing the Fund’s return. Not because of commissions, which are set at reasonable levels, but because it may be difficult to buy and sell micro-cap stocks without causing the trades to move the stocks’ price. In addition, since these securities are less liquid than the securities of larger companies, it may be difficult to buy and sell the securities at a favorable price. The Advisor will attempt to monitor and control trading costs.

Assets of the Emerging Growth Fund not invested in equity securities are typically invested in short-term U.S. Government obligations or cash equivalent instruments.

The Fund will sell securities when the Advisor determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Fund, or to raise cash.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover measures the rate at which the securities in a fund’s portfolio change during any given year. Portfolio turnover involves expenses to a fund in the form of brokerage commissions and other transaction costs, which may adversely impact the fund’s performance.

Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gain or loss attributable to a fund’s shareholders. The Advisor intends to trade securities in each Fund for long-term profits, and expects that under normal conditions, portfolio turnover should be less than 50%. However, the rate of portfolio turnover may be higher for a Fund if implementation of the Fund’s investment strategy or a temporary defensive position results in frequent trading.

ADDITIONAL RISKS

In addition to the principal risks of investing in the Funds, as described under the heading "Prospectus Summary-Principal Risks of Investing in the Funds" on page 2, the following are additional risks of investing in the Funds.

FOREIGN SECURITIES: The Balanced Fund may, using the criteria set forth above, invest up to 25% of its assets in foreign equity or corporate debt securities. Additionally, the Small-Cap Value Fund and the Emerging Growth Fund may, using the criteria set forth above, invest up to 20% of their assets in securities of foreign issuers. The Advisor anticipates that such investments by the Funds will be made in U.S. dollar denominated securities in the form of (i) American Depository Receipts (ADRs) issued against the securities of foreign issuers, or (ii) other securities of foreign issuers that are traded on U.S. national securities exchanges or in the U.S. over-the-counter market.

There are risks associated with investments in securities of foreign issuers. Such risks include changes in currency rates, greater difficulty in commencing lawsuits, differences between U.S. and foreign economies, and U.S. Government policy with respect to certain investments abroad. Foreign companies frequently are not subject to the accounting and financial reporting standards applicable to U.S. companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable U.S. issuers. There is often less government regulation of foreign issuers than of those in the United States. There is also the possibility of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect the value of those investments.

MANAGEMENT

INVESTMENT ADVISOR: CornerCap Investment Counsel, Inc., located at The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia, 30309, provides investment management services to the Funds as their investment Advisor. In addition to advisory services, the Advisor also provides administrative and day-to-day operational services to the Funds, including the provision of or arranging the provision of accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services. The Advisor has managed the Balanced Fund since its inception, the Small-Cap Value Fund since September, 1992, and the Emerging Growth Fund since its inception.

For its services to the Funds, the Funds pay the Advisor the fees described below. All fees are expressed as an annualized percentage of average net assets of each Fund.

Mr. Quinn has worked in investment management and financial analysis for 25 years. He is a Chartered Financial Analyst and a Certified Public Accountant. His graduate degrees include an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University.

Gene A. Hoots serves a Chairman Emeritus of the Advisor and a Vice President of the Fund. Mr. Hoots has worked in investment management and financial analysis for over 27 years. Previously, Mr. Hoots was Vice President of Reich & Tang and President of RJR Investment Management, Inc. He has an MBA from the University of North Carolina at Chapel Hill and a BS in Engineering from N.C. State University.

PORTFOLIO MANAGEMENT:

CornerCap Small-Cap Value Fund. The Fund is jointly managed by Mr. Quinn and Mr. Richard Bean. Their primary responsibilities are portfolio management, investment strategy and research.

	Balanced Fund	Small-Cap Value Fund	Emerging Growth Fund

Mr. Quinn has managed the Fund since inception. Previously, Mr. Quinn was Chief Investment Officer for RJR Investment Management, Inc., where he managed over $600 million, primarily equity assets.

Mr. Richard Bean, Vice President of the Fund and a portfolio manager/investment analyst with the Advisor, assumed the role of co-manager of the CornerCap Small Cap Value Fund on April 1, 2000. Mr. Bean has been with the Advisor since 1996, and his duties have included portfolio management and investment research. Mr. Bean is a CFA Charterholder and a Certified Public Accountant.

CornerCap Balanced Fund. Mr. Quinn and D. Ray Peebles are the portfolio managers for the Balanced Fund. Mr. Peebles has worked with CornerCap Investment Counsel for nine years. Mr. Peebles is a Level III candidate in the Chartered Financial Analyst program. He has an MBA from Wake Forest University and a BA in accounting from North Carolina State University.

Advisory Fee	1.00%	1.00%	1.40%
Admin. Fee	0.30%	0.50%	0.50%

Total Fees	1.30%	1.50%	1.90%
The Advisor is controlled by Thomas E. Quinn. Mr. Quinn also serves as a member of the Board of Trustees that oversees the management and administration of the Funds.

CornerCap Emerging Growth Fund. Mr. Quinn and Bradford S. J. Young are the portfolio managers for the Emerging Growth Fund. Mr. Young has worked for CornerCap Investment Counsel for eight years and has managed the Fund since its inception, as well as managing the Fund’s predecessor the Cornerstone MicroCap Fund, L.P. since its inception in September, 1996. Mr. Young is a CFA charterholder and an officer of the Atlanta Society of Financial Analysts. He received his BA in history from the University of Virginia.

VALUATION OF SHARES

NET ASSET VALUE

The Funds’ share prices are determined based upon net asset value ("NAV"). The Funds calculate NAV some time after 4:15 p.m., New York time, each day that the New York Stock Exchange is open for trading. The NAV per share of each Fund is determined by dividing the total value of the applicable Fund’s investments and other assets less any liabilities by its number of outstanding shares.

Equity securities listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price. Valuations of variable and fixed income securities are supplied by independent pricing services approved by The CornerCap Group of Funds’ Board of Trustees. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of The CornerCap Group of Funds’ Board of Trustees. Securities with maturities of sixty (60) days or less are valued at amortized cost.

PURCHASING SHARES

You may purchase shares of any Fund at its NAV next determined after receipt of your properly completed purchase request. Each Fund’s minimum initial investment is $2,000 and minimum subsequent investment is $250. All investments must be made in U.S. dollars, and you should note that the Funds reserve the right to reject any purchase request for any reason.

INVESTING DIRECTLY BY MAIL:

New Accounts. You may purchase shares of a Fund by mailing a completed account application with a check payable to the appropriate fund (the CornerCap Small-Cap Value Fund, the CornerCap Balanced Fund or the CornerCap Emerging Growth Fund) to the Funds’ Transfer Agent at the following address: Fortune Fund Administration, Inc., The Peachtree, Suite 1735, 1355 Peachtree Street, Atlanta, GA, 30309.

Adding to Your Account. You may add to your account with any Fund by sending a check for your additional investment payable to the appropriate fund (the CornerCap Small-Cap Value Fund,, the CornerCap Balanced Fund or the CornerCap Emerging Growth Fund) together with a subsequent investment stub from a previous investment confirmation for your account to the Funds’ Transfer Agent at the address above. If you do not have a subsequent investment stub from a previous investment confirmation for your account, please include a brief letter with your check that gives the name on your account and your account number. Please write your account number on your check.

INVESTING DIRECTLY BY WIRE:

New Accounts. You may purchase shares of a Fund by wire by mailing a completed account application for the appropriate Fund (the CornerCap Small-Cap Value Fund, the CornerCap Balanced Fund or the CornerCap Emerging Growth Fund) to the Funds’ Transfer Agent at the following address:

 Fortune Fund Administration, Inc., The Peachtree, Suite 1735, 1355 Peachtree Street, Atlanta, GA, 30309, and requesting that your bank transmit your investment by wire directly to the Transfer Agent. Please call the Transfer Agent at 1-888-813-8637 to obtain complete wiring instructions. Please note that your bank may charge you a fee for wiring funds.

Adding to Your Account. You may add to your account with any Fund by using the wiring procedures described above. Be sure to include the name on your account and your account number in the wire instructions you provide your bank.

EXCHANGE PRIVILEGE

You may exchange your shares in any CornerCap fund for those in another CornerCap fund on the basis of their respective NAV’s at the time of the exchange. Before making any exchange, be sure to review this Prospectus closely and consider the Funds’ differences. Please note that since an exchange is the redemption of shares from one fund followed by the purchase of shares in another, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred). You may make up to four exchanges during a calendar year between identically registered accounts.

The Funds reserve the right to reject any exchange request, or to modify or terminate exchange privileges at any time. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

REDEEMING SHARES

You may redeem full and fractional shares of a Fund for cash at the next determined NAV after receipt of a properly completed redemption request. The Emerging Growth Fund imposes a 2%

 redemption fee on all share redemptions made within one year of purchase. The fee goes to the Fund, not the Advisor. After you have held your shares for one year, the redemption fee will not apply if you give the Fund 30 days notice of your intent to redeem.

To redeem shares, you should give instructions that specify the appropriate fund and number of shares to be redeemed to CornerCap Group of Funds, c/o Fortune Fund Administration, Inc., The Peachtree, Suite 1735, 1355 Peachtree Street, Atlanta, GA, 30309, (888) 813-8637. Your instructions must be signed by all registered owners exactly as the account is registered. If your redemption request is under $25,000 you may call the Transfer Agent for instructions to redeem your shares via facsimile. Redemptions of $25,000 or more require a signature guarantee. A signature guarantee is also required for any redemption that is to be mailed to an address other than the address of record.

In addition to written instructions, if any shares being redeemed or repurchased are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

Payment for shares tendered generally will be made within three days after receipt by the transfer agent of instructions, certificates, if any, and other documents, all in proper form. However, payment may be delayed under unusual circumstances or for any shares purchased by check for a reasonable time (not to exceed 15 days from purchase) necessary to determine that the purchase check will be honored.

The Funds reserve the right to process any redemption request that exceeds $250,000 or 1% of the respective Fund’s assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind").

ADDITIONAL INFORMATION
ABOUT PURCHASES, SALES
AND EXCHANGES

TELEPHONE PURCHASES AND REDEMPTIONS BY NASD MEMBER BROKERAGE FIRMS: Brokerage firms that are NASD members may purchase and redeem Fund shares by telephoning the Transfer Agent, and may purchase shares for investors who have investments in either Fund through the brokerage firm’s account with the applicable Fund. These broker-dealers may charge you additional or different fees for purchasing or redeeming shares than those described here. You should ask your broker-dealer about his or her fees before investing. By electing telephone purchase and redemption privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Funds nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. The Funds and their agents will send written confirmations to brokers to ensure that telephone instructions are genuine. The NASD member firms may bear the risk of any loss in the event of such a transaction. Additional information about investing through a broker-dealer is contained in the Funds’ Statement of Additional Information.

SHARE CERTIFICATES: The Funds do not issue share certificates unless specifically requested. Maintaining shares in uncertificated form minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate can only be replaced upon obtaining a sufficient indemnity bond. The cost of such a bond, which is borne by the shareholder, can be 2% or more of the value of the missing certificate. To resolve questions concerning documents, contact the Transfer Agent at 1-888-813-8637.

SMALL ACCOUNTS: The Board of Trustees may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $2,000, as a result of a transfer or redemption. The Funds would give shareholders whose shares were being redeemed 60 days prior written notice in which to purchase sufficient shares to avoid such redemption. If the shareholders do not purchase additional shares within this period, their shares will be redeemed at the net asset value determined as of the close of business on the business day following the end of the 60-day period .

DIVIDEND AND TAX INFORMATION

The Funds typically distribute their respective net income or capital gains one time during each calendar year, usually in December. For the convenience of investors, each Fund reinvests all income dividends and capital gains distributions in full and fractional shares of the respective Fund, unless the shareholder has given prior written notice to the transfer agent that the payment should be made in cash.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, "income dividends"), will be taxable as ordinary income to shareholders whether or not paid in additional shares. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss ("capital gains distributions") are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period. The exchange of one Fund’s shares for shares of another Fund will be treated as a sale and any gain thereon may be subject to federal income tax.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of each Fund will receive information annually on Form 1099 with respect to the amount and nature of income and gains to assist them in reporting the prior calendar year’s distributions on their Federal income tax return.

Distributions which are declared in October, November, or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Each Fund may liquidate the account of any shareholder who fails to furnish its certificate of taxpayer identification number within 30 days after the date the account was opened.

Because each shareholder’s tax situation is unique, shareholders should consult their tax Advisors with respect to applicable foreign, state and local taxes.

ADDITIONAL INFORMATION

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance over their last fiscal year.

Also, a Statement of Additional Information about the Funds has been filed with the Securities and Exchange Commission. This Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Funds.

The Funds’ annual and semi-annual reports and the Funds’ Statement of Additional Information are available without charge upon written request to CornerCap Investment Counsel, Inc., The Peachtree, Suite 1700, 1355 Peachtree Street NE, Suite 1700, Atlanta, Georgia 30309, or by calling (888) 813-8637.

For questions about shareholder services, you may contact the Funds by telephone at (888) 813-8637 or (404) 892-9313, or by facsimile sent to (404) 892-9353.

For questions regarding investment objectives of the Funds, you may contact the Funds by telephone at (800) 728-0670 or (404) 870-0700, or by facsimile sent to (404) 870-0770.

You can also review or obtain copies of these reports by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the Public Reference Room Section of the Commission, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the Commission at (800) SEC-0330.

Reports and other information about the Funds can also be viewed online on the Commission’s Internet site at http://www.sec.gov.

THE CORNERCAP GROUP OF FUNDS INVESTMENT ACT FILE NUMBER:
811-4581